UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

The Company’s Annual Report to stockholders for the year ending December 31, 2019 is filed herewith.

EAGLE POINT
INCOME COMPANY

2019 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE SYMBOL: EIC

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Income Company Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed annual report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2019.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). We focus on CLO debt tranches rated “BB” (e.g., BB+, BB or BB–, or their equivalent). In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities and related securities and instruments (primarily through minority ownership positions). The Company may also invest in other securities and instruments that are consistent with our investment objectives.

While the CLO market continues to command increasing attention from investors, we believe the CLO market, and CLO junior debt in particular, remains inefficient and attractive. We firmly believe that in less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Income Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process. This process is focused on seeking to mitigate potential risks for the benefit of our stockholders.

By way of introduction, I founded Eagle Point Credit Management LLC (“EPCM”) in 2012 in partnership with Stone Point Capital LLC. EPCM is a specialist investment manager focused on investing in CLO securities and related investments. Our Adviser is an affiliate of EPCM (together with our Adviser, “Eagle Point”).

We’ve built the Eagle Point platform in a consistent and measured manner, and believe it is now one of the largest investment managers focused on investing in CLO securities. Each member of our senior investment team is an industry specialist involved with CLOs for the majority of his career. We emphasize assessing the skill of CLO collateral managers and carefully analyzing CLO structures, which we believe gives our Adviser an advantage when investing and managing the Company’s portfolio. Our relative size and prominence in the CLO market enhances our ability to source investments and, in certain instances, achieve attractive allocations of CLO debt investment opportunities in the primary market, in transactions that may be oversubscribed. All of this comes together as we seek to outperform the CLO market over the long term.

As of December 31, 2019, Eagle Point had approximately $2.9 billion of assets under management (inclusive of unfunded capital commitments). We believe the focus and experience of our Adviser in CLO investing, and the scale of the Eagle Point platform, provides the Company with meaningful advantages compared to other investors in our sector.

Eagle Point sponsored the formation of the Company in conjunction with a meaningful investment from an institutional investor during the second half of 2018. During the first half of

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	1

2019, the Company completed a private placement of new shares of common stock to a group of institutional and high net worth investors. Most recently, in July 2019, the Company completed its initial public offering (“IPO”), listing on the New York Stock Exchange (“NYSE”), and raised net proceeds of $26.3 million (including the exercise of a vast majority of the underwriters’ overallotment option). In addition to the institutional and retail demand for the IPO, I, alongside our Adviser, our Adviser’s two principal/portfolio managers, all of the Company’s independent directors and other staff of Eagle Point and its affiliates, collectively invested millions of dollars in the IPO.

We are excited to have brought the Company to the public markets, and we are focused on creating value for the Company and its stockholders going forward.

Our Adviser’s senior investment team has also advised Eagle Point Credit Company Inc. (“ECC”), a different company listed on the NYSE, as members of the EPCM investment team since that company’s inception in 2014. Whereas ECC focuses primarily on CLO equity, we believed the market would welcome a new company that is primarily focused on BB-rated CLO debt so that retail, high net worth and institutional investors could better access this asset class in an easy-to-own format with monthly distributions and daily, tradable liquidity. We believe junior CLO debt is able to generate high current income with the added stability from the subordination provided by CLO equity tranches.

Over the past few years, we believe the buyer base for BB-Rated CLO debt has evolved significantly. Historically, BB-rated CLO debt was primarily acquired and traded by hedge funds with a shorter-term investment horizon. Today, however, we believe a significant amount of the demand for BB-rated CLO debt comes from longer-term oriented and sophisticated institutional investors, such as asset managers, insurance companies and pension funds.

Further, even with the downward pressure on rates caused by recent activity from the Federal Reserve in the latter half of 2019, CLO BBs currently exhibit higher yields than high yield bond or corporate loan indices.

While the current economic expansion in the US is not young, we remain positive on CLO securities as we continue to observe corporate loan market fundamentals remain solid. The 12-month corporate loan default rate remains at roughly half of long-term historical averages, unemployment remains near historical lows and the Federal Reserve appears accommodative. While there will always be uncertainty about the future, if history is any guide, we believe the outlook for the investment opportunity in BB-rated CLO debt is quite favorable.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	2

Company Overview

Common Stock

The Company’s common stock trades on the NYSE under the symbol “EIC.” As of December 31, 2019, the NAV per share of the Company’s common stock was $19.34. The trading price of our common stock may, and often does, differ from NAV per share.

The closing price per share of our common stock was $18.76 on December 31, 2019, representing a 3.00% discount to NAV per share as of such date.1

From our July 2019 IPO through December 31, 2019, our common stock has traded on average at a 0.06% discount to NAV. As of February 18, 2020, the closing price per share of common stock was $18.90, a discount of 3.67% compared to the midpoint of management’s unaudited and estimated NAV range of $19.57 to $19.67 as of January 31, 2020.

The Company’s stock is in its early days of trading and as we believe many of our known stockholders hold a longer term perspective. As such, trading volume in our common stock is lighter than it might otherwise be. Management pays significant attention to our stock price versus NAV, particularly when the stock is at a discount. When considering a stock price, we also believe evaluating the volume associated with the stock price is important. While we certainly believe the Company’s common stock is attractive and should trade at a premium to NAV, due to the Company’s limited time in the listed markets, we believe it will take time for more investors to become aware of the Company and our investment merits.

During the period from the July 2019 IPO until December 31, 2019, the Company declared and paid to common stockholders aggregate distributions totaling $0.6851 per share of common stock. This represents an 8.26% annualized distribution rate based on the average daily price of our common stock during the year ended December 31, 2019 of $19.27 per share2.

For the six months ended December 31, 2019, the Company’s net investment income (“NII”) and realized capital gains were, in the aggregate, $0.58 per weighted average common share3.

[1]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[2]	Source: Bloomberg. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. For the fiscal period ending December 31, 2019, as reported on the Company’s 2019 Form 1099-DIV, none of the distributions made by the Company were comprised of a return of capital. The composition of future distributions may vary and may consist of a return of capital. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Not a guarantee of future distributions or yield.
[3]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	3

This reflects a degree of cash drag while the IPO proceeds and pre-IPO cash was being deployed. The Company remains highly focused on earning its regular common distribution over the long term through a combination of NII and net realized capital gains. Moving forward, given being fully invested and beginning to accrue additional income from the newly acquired investments, all else equal, we expect NII to increase in fiscal year 2020 from fiscal year 2019’s levels.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share by a certain margin as described in the plan, such reinvestment is at a discount to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan.

Leverage

As of December 31, 2019, we had $13.74 million in outstanding borrowings from the Company’s $30 million revolving credit facility. This represents leverage of 10.56% of total assets.

Over the long term, management expects the Company to operate under current market conditions generally with leverage of approximately 20% of total assets. Based on applicable market conditions at any given time, or should significant opportunities present themselves, the Company may incur leverage in excess of this amount, subject to applicable regulatory limits.

Monthly Common Distributions

The Company declared its inaugural distribution of $0.1547 per share of common stock in August 2019 (which encompassed the portion of July 2019 from the Company’s IPO through the end of August), and four subsequent monthly distributions of $0.1326 per share of common stock from September 2019 through December 2019. In total, the Company paid $0.6851 per share of common stock for the portion of 2019 following our IPO. We intend to continue declaring monthly distributions on shares of our common stock, although we note that the actual components and amount of such distributions are subject to variation over time.

Portfolio Overview

2019 Portfolio Update

For the six months ended December 31, 2019, the Company generated net investment income from our portfolio of $3.4 million, or approximately $0.58 per weighted average common share.

We have been very active with our investment portfolio as a publicly traded entity. From the IPO in July 2019 through December 31, 2019, the Company made 20 new CLO debt and equity investments with total purchase proceeds of approximately $53.4 million. The CLO debt

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	4

purchased had a weighted average yield of 8.95% at the time of purchase. The CLO equity securities that we purchased had a weighted average effective yield (“WAEY”) of 15.85% at the time of purchase.

As of December 31, 2019, we had 52 securities in our portfolio, the vast majority of which are BB or similarly-rated CLO debt. The WAEY on the aggregate portfolio of CLO debt and equity investments was 9.34% as of such date. Importantly, we highlight the Company’s effective yields include an allowance for future credit losses.

For the six months ended December 31, 2019, the Company had a net increase in net assets resulting from operations of $1.2 million, or $0.21 per weighted average common share (inclusive of unrealized gains and losses). This represents a non-annualized return on our common equity of approximately 1.08% for the six months ended December 31, 2019.4

As CLO issuance remained strong in 2019, we opportunistically deployed capital into new investments with strong WAEYs. As of December 31, 2019, the weighted average remaining reinvestment period of our CLO debt and equity portfolio stands at 3.4 years.

Our Adviser is also focused on prudently managing the Company’s capital structure. In September 2019, the Company entered into a $30 million revolving credit facility, providing us with additional investment capacity which we believe will be accretive to NII over time.

Our Adviser continues to seek attractive investment opportunities on our behalf and evaluate a number of opportunities both in the primary and secondary markets. Maintaining varied exposure to CLO vintage periods remains a very important part of our investment approach.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the investments that we held as of December 31, 2019.

Market Overview

Loan Market

Overall, 2019 delivered strong returns across most major asset classes. The Credit Suisse Leverage Loan Index5 (“CSLLI”), which is a broad index followed by many tracking the

[4]	Return on our common equity reflects the Company’s monthly cumulative performance net of applicable expenses and fees measured against beginning capital.
[5]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	5

corporate loan market, generated a return of 8.17%. This was the 26th year of positive total returns for the CSLLI in its 28 years of existence.

For 2019, the S&P 500 Index and Merrill Lynch High Yield Master II Index6 (“MLHYI”) generated returns of 31.49% and 14.41%, respectively.

The retreat of retail investors from corporate loan ETFs and mutual funds that began in the fourth quarter of 2018 continued through 2019, albeit at a slower pace. According to J.P. Morgan7, retail loan funds experienced over $53.4 billion of net outflows since November 2018. For 2019, mutual funds and ETFs pulled $38.1 billion from the asset class, partially attributable to investor concerns related to interest rate policy. As the demand for floating rate exposure declined, U.S. high yield funds saw a net inflow of $18.8 billion for 2019.

According to S&P Capital IQ, total institutional loan issuance was $309.4 billion, down 29% from 2018, while total institutional loans outstanding stood at $1.20 trillion as of December 31, 2019. When evaluating the growth of corporate credit, we believe it is more important to look at the net change in outstandings, rather than just the gross issuance number, which unto itself ignores loan repayments and other factors. During 2019, the loan market grew just 4% from the $1.15 trillion outstanding as of December 31, 2018.

Corporate fundamentals remained strong throughout 2019, in the aggregate. For many corporate borrowers in the leveraged loan market, both top-line revenue and EBITDA grew during 2019, though at a slower pace than 2018.

Interest coverage ratios remain strong and many corporate borrowers over the last several years were able to take advantage of the strong demand for loans to refinance their existing debt. Many were also able to extend loan maturity dates. Currently, most loans do not mature until 2023 or later8. Only approximately 6.0% of the loans in our underlying loan portfolio mature prior to 2023.

The par-weighted default rate finished 2019 at 1.39%, falling from 1.63% at the end of 2018 and significantly lower than the 2.9% long-term default rate, according to S&P LCD. As of 2019, our exposure to defaulted loans was only 0.30%. With approximately 86% of the loan market now covenant-lite, and general fundamentals of corporate borrowers solid in the aggregate, we expect the loan default rate to remain low in the near-to-medium term.

In general, we do not view covenant-lite as entirely negative for the CLO market. Under covenant-lite arrangements, we expect there will be fewer corporate defaults, and of those companies that do default, they are likely to do so later than they would have otherwise done.

[6]	The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market.
[7]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2019 reports).
[8]	Nomura – 2020 CLO Outlook Securitized Products Research report

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	6

As we have mentioned in the past, we believe this is generally positive for CLOs, as current interest from the loans continues to get paid (and thus our visibility into the strong cash flow generating capacity of the CLOs remains high). However, we do anticipate that when defaults do occur, they will likely result in lower recoveries than in the past.

Throughout 2019, the risks of credit migration in the US broadly syndicated loan market garnered an increased amount of attention. For CLOs, the threat of potential rating downgrades (and defaults) highlights an important CLO metric: the junior overcollateralization (“OC”) cushion. CLOs have a specific threshold (typically 7.5%) of CCC-rated loans they can hold before the overcollateralization test is adversely impacted through haircuts on CCC loans that exceed the specified threshold. If the OC numerator drops too much, distributions to equity tranches, and potentially junior CLO debt tranches, could be suspended until the OC test is cured with those cashflows redirected to pay the CLO’s debt.

While the 7.5% threshold, common in many CLOs, attracts a significant amount of attention, it is very important to understand that the consequence for exceeding that limit is a haircut to the numerator of the OC test and does not require a CLO to sell any loans. We have lost track of the number of times that we heard market nay-sayers cite a “forced sale” requirement for excess CCCs in CLOs. Be assured that there is no such requirement in any CLO we own, nor are such provisions conventional in the market.

Even more importantly, these overcollateralization tests matter only four days a year in a CLO – on the quarterly payment determination date for each CLO. The other 361 days of the year, the test has no consequence and collateral managers are free to manage their loan portfolios in accordance with the terms of the CLO. In our experience, if a CLO were at risk of failing a test, the fact that the OC tests are only measured quarterly typically provides ample runway to make adjustments in a portfolio to potentially cure the test before the next determination date. In fact, according to a study from Wells Fargo, many CLOs issued before the financial crisis never missed a payment to any debt class.

In our opinion, the importance of partnering with high quality CLO collateral managers continues to be essential and a key tenet of our investment process. We believe a challenged environment would only magnify the importance of CLO collateral manager selection and surveillance. For example, a CLO collateral manager can improve their OC cushion by making relative value trades (commonly called “par build”) as loans trade down. We believe that only a select few CLO collateral managers truly possess this understanding and skill set.

CLO Market

After strong performance in early 2019 across the CLO market, a divergence based on credit quality emerged during 2019, as high and low quality assets became increasingly bifurcated. “Idiosyncratic risk” became a common term heard across the CLO market, as credits rated B3/B- or lower faced increased attention, and investors exhibited a preference for higher quality issuers.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	7

This trend reversed itself late in the year, with many investors believing the selloff in B3/B- loans was overdone.

The weighted average cost of capital for CLOs remained relatively steady throughout 2019. According to S&P LCD, CLO AAA spreads ended 2019 at 134 basis points. For reference, the first quarter of 2019 ended with an AAA average spread of 137 basis points. However, CLO liabilities lagged the recovery of loan prices on the year, which increased by over 2.4% in 2019. More recently, in early 2020, we’ve seen tightening for most classes of CLO debt versus year-end levels.

One of the largest investors in CLO AAAs largely stopped investing in CLOs during the second quarter of 2019. While many expected the exit of a prominent overseas bank to have an adverse effect on AAA spreads, the event instead resulted in a tightening of the AAA tranche as U.S. investors, largely banks and insurers, stepped in with size and competition. We would note that we are not aware of any default on a AAA-rated tranche of any U.S. CLO security ever.

2019 was another strong year for CLO issuance. According to S&P Capital IQ, total new US CLO issuance in 2019 was $118 billion, moderately above Eagle Point’s expectations, with a modest 8% decline from 2018’s record-breaking $129 billion of new issuance.

During the year, we saw an expected decline in volume in refinancing and resets, as many CLOs exiting their non-call periods remained in-the-money as to their debt costs and as a result, a refinancing proved uneconomical at current levels. In other words, the median liability costs of these CLOs are lower than the current liability costs available in the new issue market, and thus a refinancing would not result in any savings. In total, reset volume for 2019 was $18.2 billion and refinancing volume was $25.0 billion. With the recent spread tightening so far in 2020, we have seen a pick up in refinancing and reset activity.

According to S&P Capital IQ, 108 CLO collateral managers in the US issued CLOs in 2019. This compares to 106 issuers in 2018. While there is sometimes attention given to there being “many new collateral managers” or a “wave of collateral manager consolidation,” in our view, both of those themes are typically overblown. While invariably some firms that issued CLOs in 2019 won’t issue in 2020 and we expect several to issue in 2020 that didn’t issue in 2019, the aggregate number of CLO issuers in any given year hasn’t changed significantly over the past five years.

As we look forward into 2020, our Adviser expects approximately $100 billion of primary CLO issuance, along with approximately $20 billion of resets and $30 billion of refinancing transactions.

LIBOR Transition Update

LIBOR’s replacement as a base rate for the credit and derivatives markets has been considered an inevitability by many for some time, even before the UK Financial Conduct Authority cessation announcement in mid-2017. To that end, the Alternative Reference Rates Committee

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	8

(“ARRC”) of the Federal Reserve developed the Secured Overnight Financing Rate, or “SOFR,” along with procedures for an orderly transition from LIBOR and is working along with the Loan Syndications and Trading Association (“LSTA”) and market participants to implement replacement procedures across asset classes, prior to the 2021 shift.

SOFR, now published for more than eighteen months, is being adopted more broadly across the market today. Indeed, since the rate began being published, billions of dollars of new securities have been issued that reference it. However, the LSTA noted this past summer that the corporate loan market is lagging when compared to other fixed income asset classes in adopting the LSTA-approved replacement language. The good news is, more recently, we are seeing an acceleration in SOFR issuance across fixed income asset classes. This pace should begin to minimize concerns regarding potential asset/liability mismatches, as ensuring this market fully cooperates has become more of the LSTA’s focus.

We (along with other market participants) are focused on the LIBOR replacement language for CLO debt tranches. Our recent CLO investments typically require that the CLO collateral manager implement a replacement base rate that the market accepts, as the replacement for LIBOR (inclusive of any market standard adjustments) upon a disruption or discontinuation of LIBOR. Without debt or equity consents, the CLO collateral manager is typically limited to selecting a base rate that is typically (i) recommended by the ARRC and LSTA and/or (ii) used by the majority of the leverage loans owned by the CLO. We believe our relationships and protective language should help us manage the transition in an orderly and beneficial fashion.

We generally expect a uniform transition across investments when LIBOR cessation is officially announced.

Special Distribution

As one of the requirements for the Company to maintain its ability to be taxed as a “regulated investment company” (which it has elected to be), the Company is generally required to pay distributions to holders of its common stock in an amount equal to substantially all of the Company’s taxable income. The Company’s taxable income for the tax year ending December 31, 2019 will exceed the aggregate amount of distributions paid to common stockholders in 2019. As a result, based on preliminary estimates, the Company will be required to distribute approximately $2.3 million, or $0.39 per common share (based on the number of shares of common stock currently outstanding), in one or more special distributions during the 2020 calendar year to meet the distribution requirement described above. The actual amount of special distributions will not be known until the Company files its 2019 tax returns and the amount of special distributions per share of common stock will be determined based on the actual shares of common stock outstanding as of applicable record dates. The Company expects to pay one or more special distribution(s) during the second half of 2020 and will provide further information on the amount and timing of any special distributions in future communications.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	9

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $19.57 and $19.67 as of January 31, 2020. The midpoint of this range represents an increase of 1.4% compared to the NAV per common share as of December 31, 2019.

On January 2, 2020, the Company declared three separate distributions of $0.1326 per share on its common stock. The first distribution was paid on January 31, 2020 to holders of record on January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record on February 12, 2020 and March 12, 2020, respectively.

In the period from January 1, 2020 through February 18, 2020, the Company made gross new investments totaling $12.2 million. As of February 18, 2020, the Company had approximately $1.8 million of cash and capacity on our revolver available for investment.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimate of the Company’s NAV (or an estimated range of the Company’s NAV) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) with respect to each calendar quarter end, an updated estimate of the Company’s NAV per share of common stock, if applicable, and net investment income and realized capital gains or losses per share for the applicable quarter, if available.

We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2019. The views and opinions in this letter were current as of February 18, 2020. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	10

FURTHER INFORMATION REGARDING ESTIMATED TAX INFORMATION

The estimates of the Company’s taxable income and distributions for the tax year ended December 31, 2019 reflects management’s judgment as of the date of this press release of conditions it expects to exist and the course of action it expects the Company to take with respect to the tax year ended December 31, 2019. The estimates are based on taxable income reported to date and assumptions relating to the underlying tax characteristics of income and other items as reported to the Company. Although the Company considers its assumptions to be reasonable as of the date of this press release, such assumptions are subject to a wide variety of significant uncertainties that could cause actual results to differ materially from those contained in the estimates, including risks and uncertainties relating to the completeness and accuracy of preliminary information reported or received by the Company from underlying investments, and those described in the notes to the Company’s audited financial statements for the fiscal year ended December 31, 2018 and the Company’s unaudited financial statements for the fiscal quarter ended September 30, 2019. Accordingly, there can be no assurance that actual results will not differ materially from those presented in the estimates.

The estimate of taxable income was prepared on a reasonable basis and reflects the best currently available estimates and judgment of Company management. However, this estimate is not fact and readers of this press release should not rely upon this information or place undue reliance on such estimate.

Neither the Company’s independent registered public accounting firm nor any other independent accountants has compiled, examined or performed any procedures with respect to estimated information contained herein, or expressed any opinion or assurance with respect to the estimated information or its achievability, and accordingly each assumes no responsibility for, and disclaims any association with, the estimates.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	11

Page Intentionally Left Blank

Eagle Point Income Company Inc.

Annual Report – December 31, 2019

Please see footnote disclosures on page 3.	1

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2019. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Income Company Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities and related securities and instruments (primarily via minority ownership positions). The Company is externally managed and advised by Eagle Point Income Management LLC. The Company makes a monthly estimate of NAV and certain additional financial information available to investors via its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimate of the Company’s NAV (or an estimated range of the Company’s NAV) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) with respect to each calendar quarter end, an updated estimate of the Company’s NAV per share of common stock, if applicable, and net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2019.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO,” and other related investments held by the Company as of December 31, 2019 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2019 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2019 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2019 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.
[3]	Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[6]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 8.5%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, and other related investments held by the Company as of December 31, 2019 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2019 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2019)[1]

Summary of Underlying Portfolio Characteristics (as of 12/31/2019)[2]

Number of Unique Underlying Loan Obligors	1,287
Largest Exposure to an Individual Obligor	1.20%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	5.77%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[3]	98.08%
Weighted Average Junior OC Cushion	4.43%
Weighted Average Market Value of Loan Collateral	97.96%
Weighted Average Stated Loan Spread	3.58%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	5.2 years
Weighted Average Remaining CLO Reinvestment Period	3.4 years

Please see footnote disclosures on page 3.	4

The top ten underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Altice	1.2%
Asurion	0.7%
CenturyLink	0.7%
TransDigm	0.6%
Panther BF Aggregator 2 LP	0.5%
Liberty Global	0.4%
Kindred Healthcare	0.4%
Envision Healthcare Holdings	0.4%
Numericable	0.4%
Dell Inc	0.4%
Total	5.8%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 are provided below:

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	10.5%
Health Care	8.9%
Publishing	7.3%
Financial Intermediaries	5.9%
Commercial Services & Supplies	5.7%
Telecommunications	5.3%
Lodging & Casinos	5.0%
Building & Development	3.7%
Chemicals & Plastics	3.5%
Utilities	2.9%
Total	58.7%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 is provided below:

Please see footnote disclosures on page 3.	5

Financial Statements for the Year Ended
December 31, 2019 (Audited)

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of December 31, 2019

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $138,719,209)	$133,684,096
Interest receivable	2,687,397
Prepaid expenses	271,174
Cash	196,487
Total Assets	136,839,154

LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $102,885 (Note 8))	13,640,115
Payable for securities purchased	5,919,450
Management fee payable	371,841
Tax expense payable	148,926
Professional fees payable	122,518
Administration fees payable	96,794
Directors' fees payable	93,565
Interest expense on credit facility payable	35,478
Other expenses payable	2,084
Total Liabilities	20,430,771

COMMITMENTS AND CONTINGENCIES (Note 6)

NET ASSETS applicable to 6,018,273 shares of $0.001 par value common stock outstanding	$116,408,383

NET ASSETS consist of:
Paid-in capital (Note 5)	$119,529,145
Aggregate distributable earnings (losses)	(3,120,762)
Total Net Assets	$116,408,383
Net asset value per share of common stock	$19.34

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Schedule of Investments

As of December 31, 2019

(expressed in U.S. dollars)

Issuer(1)	Investment (2)(3)	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
CLO Debt (6)
United States
AGL CLO I Ltd.	CLO Secured Note - Class E (9.02% due 10/20/32)	10/04/19	$3,000,000	$2,913,787	$3,000,000	2.58%
Apidos CLO XXIX, Ltd.	CLO Secured Note - Class D (7.19% due 7/25/30)	10/04/18	5,900,000	5,721,671	5,458,680	4.69%
Ares XLV CLO Ltd.	CLO Secured Note - Class E (8.10% due 10/15/30)	05/30/19	800,000	785,728	786,560	0.68%
Assurant CLO IV, Ltd.	CLO Secured Note - Class E (8.97% due 4/20/30)	06/05/19	2,025,000	2,020,539	2,030,063	1.74%
Barings CLO Ltd. 2018-II	CLO Secured Note - Class D (7.55% due 4/15/30)	10/04/18	3,650,000	3,607,727	3,485,750	2.99%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (7.82% due 10/15/30)	10/26/18	750,000	746,524	701,625	0.60%
Battalion CLO XI Ltd.	CLO Secured Note - Class E (7.92% due 10/24/29)	10/04/18	4,600,000	4,505,175	4,531,460	3.89%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (7.99% due 5/17/31)	10/04/18	1,458,000	1,406,202	1,398,368	1.20%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (7.54% due 4/26/31)	10/04/18	1,050,000	982,221	883,575	0.76%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (8.54% due 4/24/29)	10/04/18	3,600,000	3,591,172	3,408,840	2.93%
Canyon CLO 2019-1, Ltd.	CLO Secured Note - Class E (8.68% due 4/15/32)	08/16/19	3,000,000	2,913,895	2,949,300	2.53%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (7.72% due 4/20/31)	10/04/18	550,000	548,318	504,570	0.43%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (7.25% due 10/15/31)	10/04/18	3,750,000	3,635,724	3,421,125	2.94%
Carlyle US CLO 2019-1, Ltd.	CLO Secured Note - Class D (8.67% due 4/20/31)	08/19/19	2,100,000	2,046,580	2,099,790	1.80%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (7.95% due 1/22/31)	10/04/18	2,600,000	2,556,051	2,467,400	2.12%
CIFC Funding 2015-II, Ltd.	CLO Secured Note - Class E-R (7.30% due 4/15/27)	10/04/18	2,800,000	2,800,000	2,776,480	2.39%
CIFC Funding 2018-I, Ltd.	CLO Secured Note - Class E (7.00% due 4/18/31)	10/04/18	3,675,000	3,495,822	3,374,753	2.90%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (7.82% due 4/20/31)	10/04/18	950,000	933,960	908,770	0.78%
CIFC Funding 2018-IV, Ltd.	CLO Secured Note - Class E (9.70% due 10/17/31)	05/22/19	2,000,000	1,841,512	1,798,400	1.54%
CIFC Funding 2019-III, Ltd.	CLO Secured Note - Class D (8.80% due 7/16/32)	05/14/19	2,717,000	2,633,203	2,717,000	2.33%
CIFC Funding 2019-V, Ltd.	CLO Secured Note - Class D (9.00% due 10/15/32)	08/09/19	5,500,000	5,391,913	5,492,850	4.72%
CIFC Funding 2019-VI, Ltd.	CLO Secured Note - Class E (9.31% due 1/16/33)	12/02/19	3,050,000	2,958,755	3,050,000	2.62%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (7.40% due 4/17/30)	10/04/18	1,000,000	982,447	927,400	0.80%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (7.15% due 1/15/31)	10/04/18	500,000	481,657	457,700	0.39%
Dryden 64 CLO, Ltd.	CLO Secured Note - Class E (7.60% due 4/18/31)	10/04/18	1,300,000	1,281,102	1,236,560	1.06%
First Eagle BSL CLO 2019-1 Ltd.	CLO Secured Note - Class D (9.61% due 1/20/33)	12/17/19	3,100,000	2,881,450	2,881,450	2.48%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (7.92% due 4/20/31)	10/04/18	600,000	598,217	562,080	0.48%
Madison Park Funding XLII, Ltd.	CLO Secured Note - Class E (7.98% due 11/21/30)	08/15/19	1,400,000	1,332,248	1,361,080	1.17%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (6.97% due 4/20/30)	10/04/18	1,250,000	1,159,151	1,147,625	0.99%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (8.05% due 4/15/29)	10/04/18	4,050,000	3,994,067	3,337,200	2.87%
Marathon CLO XIII, Ltd.	CLO Secured Note - Class D (9.33% due 4/15/32)	06/04/19	3,500,000	3,330,000	3,386,600	2.91%
OCP CLO 2019-17, Ltd.	CLO Secured Note - Class E (8.96% due 7/20/32)	10/25/19	3,000,000	2,784,520	2,970,000	2.55%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (7.34% due 7/25/30)	10/04/18	1,200,000	1,174,558	1,112,160	0.96%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (7.67% due 7/20/30)	10/04/18	3,300,000	3,230,554	3,113,220	2.67%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (7.72% due 10/20/30)	10/24/18	950,000	942,060	906,110	0.78%
Octagon Investment Partners 41, Ltd.	CLO Secured Note - Class E (8.90% due 4/15/31)	07/18/19	1,562,500	1,530,669	1,559,531	1.34%
Octagon Investment Partners 42, Ltd.	CLO Secured Note - Class E (8.62% due 4/15/31)	12/05/19	950,000	926,747	950,000	0.82%
Octagon Investment Partners 43, Ltd.	CLO Secured Note - Class E (8.69% due 10/25/32)	08/02/19	5,200,000	5,097,780	5,200,000	4.47%
OZLM XXI, Ltd.	CLO Secured Note - Class D (7.51% due 1/20/31)	10/04/18	4,150,000	4,047,288	3,778,990	3.25%
Palmer Square CLO 2018-1, Ltd.	CLO Secured Note - Class D (7.15% due 4/18/31)	05/30/19	570,000	530,069	525,825	0.45%
Rockford Tower CLO 2017-3, Ltd.	CLO Secured Note - Class E (7.72% due 10/20/30)	10/04/18	3,750,000	3,718,421	3,542,625	3.04%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (7.97% due 10/20/31)	10/04/18	3,750,000	3,738,100	3,582,000	3.08%
TICP CLO VII, Ltd.	CLO Secured Note - Class E (8.51% due 7/15/29)	09/27/19	5,000,000	4,909,536	5,000,000	4.30%
TICP CLO IX, Ltd.	CLO Secured Note - Class E (7.57% due 1/20/31)	08/22/19	2,500,000	2,321,088	2,345,250	2.01%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (7.66% due 6/20/29)	10/04/18	4,100,000	4,029,870	3,563,720	3.06%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (7.72% due 1/20/31)	10/04/18	1,750,000	1,696,355	1,476,300	1.27%
York CLO-2 Ltd.	CLO Secured Note - Class E-R (7.60% due 1/22/31)	05/16/19	1,605,000	1,508,373	1,509,502	1.30%
York CLO-7 Ltd.	CLO Secured Note - Class E (8.85% due 1/22/33)	12/20/19	3,100,000	3,038,000	3,038,000	2.61%
				119,300,806	116,716,287	100.27%
CLO Equity (7)(8)
United States
CIFC Funding 2019-VI, Ltd.	CLO Subordinated Note (16.89% due 1/16/33)	12/02/19	6,000,000	4,980,000	4,956,517	4.26%
Marathon CLO XIII, Ltd.	CLO Subordinated Note (12.05% due 4/15/32)	06/04/19	5,300,000	4,889,250	3,572,336	3.07%
Octagon Investment Partners 43, Ltd.	CLO Income Note (11.91% due 10/25/32)	08/02/19	5,750,000	4,968,575	4,430,146	3.81%
Venture 37 CLO, Limited	CLO Subordinated Note (16.64% due 7/15/32)	05/21/19	5,200,000	4,580,578	4,008,810	3.44%
				19,418,403	16,967,809	14.58%

Total investments, at fair value as of December 31, 2019				$138,719,209	$133,684,096	114.85%

Other net assets above (below) fair value of investments					(17,275,713)

Net assets as of December 31, 2019					$116,408,383

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement (Note 8), a security interest in favor of the lender has been granted with respect to all investments.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company (Note 1).
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of December 31, 2019. The interest income from CLO debt positions is expected to be received in cash.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs (Note 3).
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2019, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.34%.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc.

Statement of Operations

For the year ended December 31, 2019

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$8,336,139
Total Investment Income	8,336,139

EXPENSES
Management fee	1,236,822
Administration fees	427,791
Professional fees	293,127
Directors' fees	255,000
Other expenses	219,818
Tax expense(1)	193,473
Interest expense on credit facility	35,478
Amortization of deferred financing costs	15,261
Total Expenses	2,676,770

Management fee voluntarily waived by the Adviser	(404,345)
Expenses reimbursed by the Adviser	(303,435)
Administration fee voluntarily waived by the Administrator	(129,264)
Total Expenses Reimbursed and Fees Waived (Note 4)	(837,044)

Net Expenses	1,839,726

NET INVESTMENT INCOME	6,496,413

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(458,946)
Net change in unrealized appreciation (depreciation) on investments	1,395,293
NET GAIN (LOSS) ON INVESTMENTS	936,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,432,760

(1) Tax expense consists of $100,000 of estimated Deleware franchise tax and $93,473 of estimated excise tax (Note 2).

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars except share amounts)

	For the	For the period
	year ended	from October 16, 2018
	December 31, 2019	to December 31, 2018
Net increase (decrease) in net assets resulting from operations:
Net investment income	$6,496,413	$1,316,466
Net realized gain (loss) on investments	(458,946)	-
Net change in unrealized appreciation (depreciation) on investments	1,395,293	(6,468,549)
Total net increase (decrease) in net assets resulting from operations	7,432,760	(5,152,083)

Common stock distributions paid to stockholders:
Total earnings distributed	(4,123,118)	(1,316,466)
Common stock distributions from tax return of capital	-	-
Total common stock distributions paid to stockholders	(4,123,118)	(1,316,466)

Capital share transactions:
Issuance of shares of common stock upon conversion	-	75,391,911
Issuance of shares of common stock pursuant to private placement (Note 5)	16,935,451	-
Paid-in capital contribution by affiliates of the Adviser pursuant to private placement (Note 4)	897,481	-
Issuance of shares of common stock pursuant to initial public offering, net of $750,000 offering expenses (Note 5)	26,342,447	-
Total capital share transactions	44,175,379	75,391,911

Total increase (decrease) in net assets	47,485,021	68,923,362
Net assets at beginning of period	68,923,362	-
Net assets at end of period	$116,408,383	$68,923,362

Capital share activity:
Shares of common stock issued upon conversion	-	3,769,596
Shares of common stock issued pursuant to private placement	886,563	-
Shares of common stock issued pursuant to initial public offering	1,362,114	-
Total increase (decrease) in capital share activity	2,248,677	3,769,596

See accompanying notes to the financials statements

EP Income Company LLC

Statement of Members' Equity

For the period from October 4, 2018 (commencement of operations) to October 15, 2018

(expressed in U.S. dollars)

Members' equity at beginning of period	$-
Contributed securities, at fair value	73,679,953
Contributed interest receivable	1,371,697
Contributed cash	100,000
Net investment income	202,116
Net change in unrealized appreciation (depreciation) on investments	38,145
Members' equity at end of period	$75,391,911

Units issued and outstanding as October 15, 2018 (prior to conversion) (1)	75,152

Net asset value per unit	$1,003.20

(1) Units were converted into 3,769,596 common shares effective October 16, 2018

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Cash Flows

For the year ended December 31, 2019

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$7,432,760

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(68,326,378)
Proceeds from sales of investments	10,335,870
Net realized (gain) loss on investments	458,946
Net change in unrealized (appreciation) depreciation on investments	(1,395,293)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(148,508)
Amortization of deferred financing costs	15,261
Changes in assets and liabilities:
Interest receivable	(1,225,353)
Prepaid expenses	(271,174)
Management fee payable	371,841
Administration fees payable	96,794
Professional fees payable	122,518
Directors' fees payable	93,565
Tax expense payable	148,926
Interest expense on credit facility payable	35,478
Other expenses payable	2,084
Net cash provided by (used in) operating activities	(52,252,663)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	13,743,000
Payment for deferred financing costs	(118,146)
Common stock distributions paid to stockholders, net of changes in distributions payable	(5,439,585)
Issuance of shares of common stock pursuant to private placement	16,935,451
Paid-in capital contribution by affiliates of the Adviser pursuant to private placement (Note 4)	897,481
Issuance of shares of common stock pursuant to initial public offering, net of underwriting discounts, commissions and offering expenses	26,342,447
Net cash provided by (used in) financing activities	52,360,649

NET INCREASE (DECREASE) IN CASH	107,986

CASH, BEGINNING OF PERIOD	88,501

CASH, END OF PERIOD	$196,487

Supplemental disclosures:
Cash paid for franchise taxes	$2,880

(1) Proceeds from sales or maturity of investments includes $99,422 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company primarily focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in unrated CLO equity securities (primarily via minority ownership positions) and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company.

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

See Note 5 “Common Stock” for further discussion relating to the Conversion and IPO.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of December 31, 2019.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely solely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting. Interest income from CLO debt positions is expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applied the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

CLO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Expense Recognition

Expenses are recorded on the accrual basis of accounting. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.

Interest Expense

Interest expense includes the amounts due under the Credit Facility (as defined in Note 8 “Revolving Credit Facility”) in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. Please refer to Note 8 “Revolving Credit Facility” for further discussion on the interest expense.

Prepaid Expenses

Prepaid expenses consist of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Organizational Expenses

Organizational expenses when incurred, are reflected on the statement of operations in accordance with guidance noted in FASB ASC Topic 720-15-25 Other Expenses – Start Up Costs – Recognition. Please refer to Note 4 “Related Party Transactions” for further discussion on organizational expenses.

Offering Expenses

Offering expenses associated with the successful sale of shares of common stock are charged to paid-in capital in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition during the period incurred. Please refer to Note 4 “Related Party Transactions” for further discussion on offering expenses.

Payments by Affiliates

Contributions made by affiliates of the Adviser in connection with the Company’s private placement of shares of common stock in May 2019 are reflected within paid-in capital and accounted for as payments by affiliates, which follows the guidance noted in FASB ASC Topic 946-20-25 Investment Companies – Investment Company Activities – Recognition. Please refer to Note 4 “Related Party Transactions” for further discussion relating to payments by affiliates in connection with the Company’s private placement of shares of common stock in May 2019.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Credit Facility, and are reflected in Borrowings under the credit facility on the Statement of Asset and Liabilities. Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company’s tax year end is December 31. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for its tax year ended December 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes.

For the year ended December 31, 2019, $93,473 was reclassed between Aggregate distributable earnings (losses) and Paid-in capital. This reclass was primarily due to nondeductible U.S. federal excise taxes incurred in relation to the 2019 excise tax year. These differences have no effect on net assets or net asset value per share.

For the tax year ended December 31, 2019, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended December 31, 2019
Undistributed ordinary income	$2,466,768

Capital loss carryforward	(458,946)

Unrealized depreciation	(5,035,113)

The tax character of distributions declared and paid for the tax year ended December 31, 2019 were ordinary dividends of $4,123,118 and return of capital of $0 and for the tax year ended December 31, 2018 were ordinary dividends of $1,316,466 and return of capital of $0. Tax information for the tax year ended December 31, 2019 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2019, the Company’s tax cost for federal income tax purposes was $138,818,631. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(5,035,113), consisting of $1,028,450 gross unrealized appreciation and $(6,063,563) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

The Company has determined that its estimated current year annual taxable income will be in excess of current year distributions from such income. The Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has accrued a U.S. federal excise tax for the year ended December 31, 2019 of $93,473, which is reported on the Statement of Operations.

For the year ended December 31, 2019, the Company incurred $100,000 in Delaware franchise tax expense, $41,667 of which was reimbursed to the Company by the Adviser and is not subject to recoupment.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

In addition to regular distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate regular distributions paid during the year.

For the year ended December 31, 2019, the Company declared and paid distributions on common stock of $4,123,118 or $0.6851 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2019:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$116,716,287	$-	$116,716,287
CLO Equity	-	-	16,967,809	16,967,809

Total Investments, at Fair Value	$-	$116,716,287	$16,967,809	$133,684,096

The changes in investments classified as Level III are as follows for the year ended December 31, 2019:

CLO Equity
Beginning Balance at January 1, 2019	$-
Purchases of investments	19,517,825
Proceeds from sales or maturity of investments	(99,422)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(2,450,594)
Balance as of December 31, 2019	$16,967,809

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2019	$(2,450,594)

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

The change in unrealized depreciation on Level III investments still held as of December 31, 2019 was $(2,450,594).

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2019. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2019.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2019	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$16,967,809	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.55% - 3.85% / 3.65%
			Reinvestment Price	99.50%
			Recovery Rate	69.85% - 70.00% / 69.93%
			Yield to Maturity	16.95% - 21.76% / 19.11%

Increases (decreases) in the constant default rate, reinvestment price and yield to maturity in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

LIBOR Risk

The CLO equity and debt securities in which the Company invests and earns interest at, and CLOs in which it invests typically obtain financing at a floating rate based on LIBOR.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invest.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities.

Low Interest Rate Environment

As of the date of the financial statements interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk

The Company may incur leverage through the Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Debt Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the period of January 1, 2019 to May 31, 2019, the Adviser voluntarily waived the management fee in the amount of $404,345. Such waived amount of management fee is not subject to recoupment. For the period of June 1, 2019 to December 31, 2019, the Company was charged a management fee of $832,477, $371,841 of which was payable as of December 31, 2019.

Pursuant to the terms of the Advisory Agreement, the Adviser paid all of the Company’s organizational and offering expenses incurred prior to or in connection with the Company’s IPO that exceeded $750,000 (excluding the sales load, which was paid solely by the Adviser or its affiliates, and including the offering expenses incurred in connection with the Company’s private placement of shares of common stock in May 2019). The Company reimbursed the Adviser and its affiliates $750,000 for offering costs incurred prior to or in connection with the Company’s IPO and the Company’s private placement of shares of common stock in May 2019. Such costs were borne by the Company and charged to paid-in capital. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion on accounting treatment associated with the Company’s offering costs. As of December 31, 2019, the amount of the applicable organizational and offering expenses exceeding $750,000 was approximately $0.8 million and was paid solely by the Adviser and its affiliates and is not subject to reimbursement or recoupment. Additionally, the aggregate sales load expense incurred as part of the Company’s IPO was

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

approximately $1.3 million and was paid solely by the Adviser and its affiliates and is not subject to reimbursement or recoupment.

Please refer to Note 5 – “Common Stock” for further discussion on the Company’s IPO.

The Company incurred $303,435 of operating expenses for the period from January 1, 2019 to May 31, 2019, all of which have been voluntarily reimbursed to the Company by the Adviser or its affiliates and are not subject to recoupment.

A contribution by an affiliate of the Adviser in the aggregate amount of $897,481 was made in connection with the Company’s private placement of shares of common stock in May 2019. The contribution amount is considered a payment from an affiliate and is reflected as a paid-in capital contribution in the capital share transaction section of the Statement of Changes in Net Assets for the year ended December 31, 2019. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion on the accounting treatment associated with payments from affiliates. Additionally, the amount of offering expenses incurred in connection with the May 2019 private placement was approximately $0.1 million as of December 31, 2019 and were paid solely by the Adviser and its affiliates. Such amounts are not subject to recoupment.

Please refer to Note 5 – “Common Stock” for further discussion on the May 2019 Private Placement.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any financial statement audits by an independent public accounting firm. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2019 the Company incurred $427,791 in administration fees consisting of $340,573 and $87,218, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations. For the period from January 1, 2019 to May 31, 2019 the Administrator voluntarily waived $129,264 in administration fees relating to services provided by the Administrator, which would have otherwise been charged to the Company. Such waived amount is not subject to recoupment. Additionally, the Adviser reimbursed the Company $30,218 of administration fees relating to services provided by SS&C for the period from January 1, 2019 through May 31, 3019, which is included as part of the operating expense

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

reimbursement described above and is not subject to recoupment. As of December 31, 2019, $96,794 was payable to the Administrator and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of December 31, 2019, the Adviser and its affiliates and senior investment team held an aggregate of 0.78% of the Company’s common stock. In addition, an affiliate of Cavello Bay holds an indirect non-controlling ownership interest in the Adviser. As of December 31, 2019, Cavello Bay held an aggregate of 62.6% of the Company’s common stock.

5.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of EP Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common stock, par value of $0.001 per share.

In May 2019, the Company issued 886,563 shares of common stock pursuant to a private placement at an average net price per share to the Company of $20.11, which represented the applicable net asset value per share of common stock. Of such average net price per share of common stock, $19.10 per share was paid by investors participating in the private placement and $1.01 per share was contributed to the Company by an affiliate of the Adviser. As a result, the Company received total net proceeds of $17,832,932 in connection with the private placement, $897,481 of which was contributed by an affiliate of the Adviser. Please refer to Note 4 “Related Party Transactions” for further discussion on the Company’s private placement of shares of common stock in May 2019.

On July 23, 2019, the Company priced its IPO and sold an additional 1,200,000 shares of common stock at a public offering price of $19.89 per share, resulting in gross proceeds to the Company of $23,868,000. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the IPO and purchased 162,114 shares, resulting in additional gross proceeds of $3,224,447. The Adviser and its affiliates paid the full amount of the sales load of $1.3 million or $0.9945 per common share issued in the offering (excluding shares sold to the Company’s board of directors, the Adviser, its affiliates, and employees of the Adviser and its affiliates). As the sales load was paid solely by the Adviser and its affiliates, the sales load did not reduce the NAV per share of the Company’s common stock. The Company reimbursed $750,000 or $0.1246 per common share to the Adviser and its affiliates in offering costs incurred prior to or in connection with the IPO. This cost was borne by all common stockholders as a charge to paid-in capital. The Company utilized the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes. Please refer to Note 4 “Related Party Transactions” for further discussion on the Company’s IPO.

On July 24, 2019, the Company’s shares began trading on the NYSE under the symbol “EIC”.

On November 22, 2019 the Company launched an ATM offering to sell up to $14,500,000 aggregate amounts of its common stock, pursuant to the prospectus supplement filed with the SEC on November 22, 2019. As of December 31, 2019, no common stock was issued under the ATM program.

As of December 31, 2019, there were 150,000,000 shares of common stock authorized, of which 6,018,273 shares were issued and outstanding.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

As of December 31, 2019, the Company had no unfunded commitments.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Consistent with the ability to utilize leverage, on September 27, 2019, the Company entered into a senior secured revolving credit facility (the “Credit Facility”) with Société Générale. Pursuant to the terms of the Credit Facility, the Company can borrow up to an aggregate principal balance of $30,000,000 (the “Commitment Amount”). Such borrowings under the Credit Facility bear interest at 3 month LIBOR plus a spread. The Company is required to pay a commitment fee of 0.25% on the unused amount, which is subject to change based on the terms of the Credit Facility.

For the year ended December 31, 2019, the Company had an average outstanding borrowing and average interest rate of $3,416,073 and 3.56%, respectively. The interest expense for the year ended December 31, 2019 on the Credit Facility was $35,478, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of December 31, 2019 the current outstanding borrowing amount was $13,743,000.

The Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Credit Facility or (ii) the scheduled maturity date of September 27, 2021.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Credit Facility.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as preferred stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets,

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage.

As of December 31, 2019, the Company’s asset coverage of senior securities representing indebtedness was 947%. Asset coverage is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

10.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company does not expect this pronouncement to have a material effect on the financial statements of the Company.

11.	SUBSEQUENT EVENTS

On January 2, 2020, the Company declared three separate distributions of $0.1326 per share on its common stock. The first distribution of $798,023 or $0.1326 per share was paid on January 31, 2020 to holders of record as of January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record as of February 12, 2020 and March 12, 2020, respectively.

As of February 24, 2020, the date these financials were available to be distributed, the aggregate outstanding principal amount borrowed by the Company from the Credit Facility was $28,183,000.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 24, 2020, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

eagle point income company inc.

financial highlights

	For the year ended	For the period from October 16, 2018
Per Share Data	December 31, 2019	to December 31, 2018

Net asset value, beginning of period	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1)	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	0.08	0.05
Expenses reimbursed by the Adviser (1)	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	0.03	-
Net investment income	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)(2)	0.70	(1.72)
Net income (loss) and net increase (decrease) in net assets resulting from operations	2.02	(1.37)

Common stock distributions from net investment income(3)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments(3)	-	-
Common stock distributions from tax return of capital(3)	-	-
Total common stock distributions declared to stockholders(3)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact	(0.15)	-
Total common stock distributions	(0.84)	(0.35)

Effect of shares issued (4)	(0.19)

Effect of offering expenses associated with shares issued(5)	(0.12)

Effect of paid-in capital contribution (6)	0.19
Net effect of shares issued	(0.12)	-

Net asset value at end of period	$19.34	$18.28
Per share market value at beginning of period(7)	$19.89	N/A
Per share market value at end of period	$18.76	N/A

Total return, based on market value(8)	(2.27% )	N/A
Total return, based on net asset value(9)	9.56%	(6.85% )

Shares of common stock outstanding at end of period	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (10)(12)	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (10)(11)(12)	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (10)(11)(12)	1.89%	0.00%
Portfolio turnover rate (13)	11.42%	2.35%

Credit Facility:
Principal amount outstanding at end of period	$13,740,000	$-
Asset coverage per $1,000 at end of period(14)	$9,470.38	$-

eagle point income company inc.

financial highlights

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a balancing figure to reconcile to the change in NAV per share at the end of the period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at the year ended December 31, 2019 and each respective fiscal year end. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(4)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019.
(5)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s reimbursement of offering expenses.
(6)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the contribution made by an affiliate of the Adviser.
(7)	Represents the IPO price as of July 23, 2019.
(8)	Total return based on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019, assuming distributions are reinvested in accordance with the Company’s dividend reinvestment plan, divided by the beginning market value per share. The beginning market value per share is based on the initial public offering price of $19.89 per share.
(9)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(10)	Ratios for the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the fee waivers and expenses reimbursed by the Advisor.
(11)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.
(12)	Ratios for the year ended December 31, 2019 include interest expense on the credit facility and excise tax expense of 0.04% and 0.10% of average net assets, respectively.

(13)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales executed during the periods and repayments of principal, divided by the average fair value of the investments for the same period.

(14)	The asset coverage per unit figure is the ratio of the Company's total assets, less all liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

eagle point income company inc.

financial highlights

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

For the period from
October 4, 2018
(Commencement of Operations)
Per Unit Data	to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return (1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Income Company Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Eagle Point Income Company Inc. (the Company), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the year then ended and for the period from October 16, 2018 to December 31, 2018, the statement of members’ equity for the period from October 4, 2018 (commencement of operations) to October 15, 2018 and the related notes (collectively, the financial statements), and the financial highlights for the year then ended, the period of October 16, 2018 through December 31, 2018, and the period from October 4, 2018 (commencement of operations) through October 15, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, for the period of October 16, 2018 through December 31, 2018, and for the period from October 4, 2018 (commencement of operations) through October 15, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Income Management LLC since 2014.

New York, New York

February 24, 2020

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each record holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 45	Class III Director, Chief Executive Officer, and Chairperson of the Board	Since inception; Term expires 2020	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Eagle Point Credit Company Inc.

James R. Matthews Age: 52	Class II Director	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Credit Company Inc.

Independent Directors

Scott W. Appleby Age: 55	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.	Eagle Point Credit Company Inc.

Kevin F. McDonald Age: 53	Class III Director	Since inception; Term expires 2020	Chief Operating Officer of AltaRock Partners since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.	Eagle Point Credit Company Inc.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 58	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Eagle Point Credit Company Inc.

Jeffrey L. Weiss Age: 58	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointincome.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 52	Chief Financial Officer and Chief Operating Officer	Since inception	Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of the Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of the Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 39	Chief Compliance Officer	Since inception	Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC since September 2015 and Eagle Point Income Management LLC since October 2018; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 37	Secretary	Since inception	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC since December 2014 and Eagle Point Income Management LLC since October 2018; Secretary of Eagle Point Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2019.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$54,167
Kevin F. McDonald	$62,685
Paul E. Tramontano	$50,000
Jeffrey L. Weiss	$58,333
TOTAL	$225,185	*

* Reflects $16,250, $15,000, $15,000, $17,500 relating to the year ended December 31, 2018 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss as of December 31, 2018, respectively, and paid during the period ended December 31, 2019; does not reflect $93,565 relating to the year ended December 31, 2019 that was paid during the month ended January 31, 2020, which amount was comprised of $27,083, $12,315, $25,000 and $29,167 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.

[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $60,000. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was approved by the Board in October 2018.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on November 8, 2019, the stockholders of the Company voted to re-elect two Class II directors to serve until the Company’s 2022 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
James R. Matthews	4,591,559	187,470	0
Paul E. Tramontano	4,775,875	3,154	0

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class I or Class III director and was not up for re-election at the Annual Meeting: Kevin F. McDonald, Thomas P. Majewski, Scott W. Appleby and Jeffrey L. Weiss.

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Annual Report for the period ended December 31, 2018. A copy of the Annual Report is available free of charge at www.eaglepointincome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company also makes its Form N-Q filings available on its website at www.eaglepointincome.com. Beginning in March 2020, the Company will cease to disclose its schedule of portfolio holdings on Form N-Q and will disclose confidentially to the SEC, on a monthly basis, the complete schedule of the Company’s portfolio holdings on Form N-PORT. Publicly available information about the Company’s schedule of portfolio holdings for the end of the first and third quarters of the fiscal year will be filed on Exhibit F to Form N-PORT for the Company on a 60-day delayed basis, and will be available in the same manner as Form N-Q discussed above.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s registration statement on Form N-2 filed on November 13, 2019 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2019 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made on July 31, 2019 with the SEC, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointincome.com.

Tax Information

For the tax year ended December 31, 2019, the Company recorded distributions on our common stock equal to $0.6851 per share or $4.12 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion. This policy was last updated in February 2019.

*                         *                         *

End of Annual Report. Back Cover Follows.

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent
American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Income Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the engagement for the fiscal years ended December 31, 2018 and December 31, 2019 were $125,000 and $124,800, respectively. Eagle Point Income Management LLC (the “Adviser”) or its affiliates have paid all audit fees of the registrant in connection with the audit of the fiscal year ended December 31, 2018.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2018 and December 31, 2019 were $133,718 and $184,000, respectively. These fees include audit-related services in connection with the registrant’s initial public offering of common stock, “at the market” common stock issuance program and the filing of its shelf registration statement during the period. The Adviser or its affiliates have paid all audit-related fees of the registrant prior to or in connection with the registrant’s initial offering of common stock.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2018 and December 31, 2019 were $22,500 and $27,500, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice. The Adviser or its affiliates have paid all tax fees of the registrant in connection with the fiscal year ended December 31, 2018.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2018 and December 31, 2019 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2018 and December 31, 2019, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $156,218 and $211,500, respectively. For the years ended December 31, 2018 and December 31, 2019, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning, the registrant’s initial public offering of common stock, “at the market” common stock issuance program and the filing of its shelf registration statement. These fees exclude any fees paid by Eagle Point Credit Management LLC and its affiliates.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2019.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”).

Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. Also, under a personnel and resources agreement, Eagle Point Credit Management LLC makes available certain personnel and resources, including portfolio managers and investment personnel, to the Adviser as the Adviser may determine to be reasonably necessary to the conduct of its operations. These relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the senior investment team, to diverge from the registrant’s interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the registrant’s best interest. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of the registrant’s stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant.

An affiliate of the Adviser currently holds a controlling interest in Marble Point Credit Management LLC, which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments. The registrant’s executive officers and Directors, as well as the current and future members of the Adviser and its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities, including Eagle Point Credit Company Inc., with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. As a result of these separate business activities, the Adviser and the portfolio managers may have conflicts of interest in allocating management time, services and functions among the registrant and other business ventures or clients.

The Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser and Eagle Point Credit Management LLC have adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser and Eagle Point Credit Management LLC may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s and Eagle Point Credit Management LLC’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser, including Eagle Point Credit Management. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the registrant has taken appropriate actions to seek review and approval of the Board of Directors or exemptive relief for such transaction. The registrant’s affiliations may require it to forgo attractive investment opportunities. For example, the registrant may be limited in its ability to invest in CLOs managed by certain affiliates of the Adviser.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant will be able to rely on the exemptive relief granted by the SEC to Eagle Point Credit Management LLC and certain of its affiliates to participate in certain negotiated co-investments alongside other accounts, including Eagle Point Credit Company Inc., managed by Eagle Point Credit Management LLC, or certain of its affiliates, including the Adviser, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”) and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is a Managing Partner of the Adviser and Managing Partner and a founder of Eagle Point Credit Management, and serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is also a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee.

Prior to joining Eagle Point Credit Management LLC in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point which is listed on the London Stock Exchange. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser and Eagle Point Credit Management. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining Eagle Point Credit Management in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Principal and Portfolio Manager of the Adviser and Eagle Point Credit Management. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining Eagle Point Credit Management in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2019. Each of the accounts is subject to a performance fee, except twelve accounts listed under “other accounts” with total assets of $914.9 million.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$611.6	3	$1,019.4	23	$1,243.6
Daniel W. Ko	2	$611.6	3	$1,019.4	23	$1,243.6
Daniel M. Spinner	2	$611.6	3	$1,019.4	23	$1,243.6

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

Investment professionals of the Adviser are paid out of the total revenues of the Adviser and certain of its affiliates, including Eagle Point Credit Management LLC, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on accounts that the Adviser and such affiliates manage and from their longevity with the Adviser and its affiliates. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s ultimate board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2019. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$100,001-$500,000
Daniel W. Ko	$50,001-$100,000
Daniel M. Spinner	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2019.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 27, 2020

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 27, 2020